UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

ALASKA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8957	91-129254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19300 International Boulevard

Seattle, Washington 98188

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 392-5040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2016, Alaska Air Group, Inc., a Delaware corporation (“Alaska Air Group” or the “Company”), Virgin America Inc., a Delaware corporation, (“Virgin America”), and Alpine Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Alaska Air Group (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Alaska Air Group will acquire Virgin America by means of a merger of Merger Sub with and into Virgin America (the “Merger”), with Virgin America surviving the Merger as a direct wholly-owned subsidiary of Alaska Air Group.

At the effective time of the Merger (the “Effective Time”), each share of voting common stock of Virgin America (the “Voting Common Stock”) and each share of non-voting common stock of Virgin America (the “Non-Voting Common Stock” and, together with the Voting Common Stock, the “Virgin America Common Stock”, and shares of Virgin America Common Stock are hereinafter referred to as the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares held by Virgin America, Alaska Air Group or its subsidiaries, Merger Sub, or Virgin America stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be converted into a right to receive $57.00 per share in cash, without interest (the “Merger Consideration”).

Immediately prior to the Effective Time of the Merger: (i) each unexpired and unexercised option to purchase Shares (“Option”), whether or not then exercisable or vested, will vest and be cancelled and, in exchange therefor, each former holder of any such Option will be entitled to receive an amount in cash (without interest, and subject to deduction for any required withholding tax) equal to the product of (A) the total number of Shares previously subject to such Option and (B) the excess, if any, of the Merger Consideration over the exercise price per Share previously subject to such Option; (ii) each outstanding award of restricted stock units will vest, become free of any restrictions and will be cancelled in exchange for the right to receive a payment (without interest, and subject to deduction for any required withholding tax) equal to the Merger Consideration; and (iii) each outstanding award of Virgin America Common Stock that is subject to restrictions based on performance or continuing service (the “RSAs”) will vest (treating for this purpose any performance-based vesting condition to which such RSA is subject as having been attained at “maximum” level), become free of any restrictions and be converted into the right to receive the Merger Consideration.

Each of Virgin America and Alaska Air Group made certain representations, warranties and covenants in the Merger Agreement, including, among others, covenants by Virgin America to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger.

Conditions to the Merger

The completion of the Merger is subject to certain conditions, including approval by the holders of the Voting Common Stock, the absence of any material adverse effect on Virgin America’s business, expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of any required approvals from the U.S. Federal Aviation Administration and the U.S. Department of Transportation.

No Solicitation; Stockholders Meeting; Efforts

Virgin America has also agreed, subject to certain exceptions, not to solicit or enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. Subject to certain exceptions, the Merger Agreement also requires Virgin America to call and hold a stockholders’ meeting and for Virgin America’s board of directors (the “Virgin America Board”) to recommend that Virgin America’s stockholders adopt the Merger Agreement. Prior to adoption of the Merger Agreement by Virgin America’s stockholders, the Virgin America Board may, in certain circumstances, change its recommendation that Virgin America’s stockholders adopt the Merger Agreement, subject to complying with certain notice and other specified conditions set forth in the Merger Agreement, including giving Alaska Air Group the opportunity to propose changes to the Merger Agreement. In addition, each of the parties have agreed to use their reasonable best efforts to cause the Merger to be consummated.

Other Terms of the Merger Agreement

The Merger Agreement may be terminated under certain circumstances by Virgin America, including in the event that Virgin America receives an unsolicited alternative acquisition proposal that Virgin America concludes, after following certain procedures, is a Superior Proposal (as defined in the Merger Agreement). If Virgin America receives a Superior Proposal, Alaska Air Group must be given the opportunity to match the Superior Proposal. In addition, Alaska Air Group may terminate the Merger Agreement under certain circumstances, including if the Virgin America Board changes its recommendation that stockholders adopt the Merger Agreement, if after a request from Alaska Air Group the Virgin America Board fails to reaffirm its recommendation of the Merger following an alternative acquisition proposal or if there is a breach of Virgin America’s obligations relating to non-solicitation of an alternative acquisition proposal or the procedures to be followed following receipt of an unsolicited alternative acquisition proposal. Upon termination of the Merger Agreement under certain circumstances, Virgin America may be required to pay Alaska Air Group a termination fee equal to $78.5 million.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Virgin America or Alaska Air Group. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Virgin America, Alaska Air Group or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters and (iii) they may be modified in important part by the underlying confidential disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Virgin America’s or Alaska Air Group’s public disclosures.

Support Agreement

On April 1, 2016, Alaska Air Group entered into a support agreement (the “Support Agreement”) with Cyrus Aviation Holdings, LLC and Cyrus Capital Partners, L.P. (together, the “Supporting Stockholder”). As of April 1, 2016, the Supporting Stockholder owned approximately 27.9% of the Voting Common Stock (based on the number of outstanding shares of Voting Common Stock as represented in the Merger Agreement).

The Support Agreement requires the Supporting Stockholder to vote (or cause to be voted) the Supporting Stockholder’s Subject Shares (as defined in the Support Agreement) (i) in favor of the adoption and approval of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) in favor of any proposal to adjourn or postpone any meeting of the stockholders of Virgin America to solicit additional votes if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held, (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement that is considered at such meeting, and (iv) against any Acquisition Proposal (as defined by the Merger Agreement) and against certain other actions that would reasonably be expected to interfere with the consummation of the Merger. Pursuant to the Support Agreement, the Supporting Stockholder waives appraisal rights and provides an irrevocable proxy appointing Alaska Air Group as the Supporting Stockholder’s proxy and attorney-in-fact to vote the Supporting Stockholder’s Subject Shares in accordance with the foregoing.

The Support Agreement and the irrevocable proxy granted pursuant to the Support Agreement will terminate upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, and (c) the entry without the prior written consent of the Supporting Stockholder of any amendment to the Merger Agreement which results in a decrease in, or change in the composition of, the Merger Consideration.

Until the Support Agreement terminates in accordance with its terms, the Supporting Stockholder (x) is prohibited from transferring any Subject Shares beneficially owned by the Supporting Stockholder, subject to certain exceptions, and (y) agreed to certain restrictions on soliciting, or entering into discussions and negotiations with respect to, Acquisition Proposals.

The foregoing description of the Support Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On April 4, 2016, Virgin America and Alaska Air Group issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “ expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations and services of Alaska Air Group. Alaska Air Group cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Air Group are described in greater detail in Alaska Air Group’s SEC filings, including Alaska Air Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Air Group with the SEC after the date thereof. Alaska Air Group makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 1, 2016 between Virgin America Inc., Alaska Air Group, Inc., and Alpine Acquisition Corp.

99.1	Support Agreement, dated April 1, 2016, between Alaska Air Group, Inc., Cyrus Aviation Holdings, LLC and Cyrus Capital Partners, L.P.

99.2	Press Release of Virgin America Inc. and Alaska Air Group, Inc. dated April 4, 2016

*	The schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Alaska Air Group hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.

Date: April 4, 2016	By:	/s/ BRADLEY D. TILDEN
Bradley D. Tilden President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 1, 2016 between Virgin America Inc., Alaska Air Group, Inc., and Alpine Acquisition Corp.

99.1	Support Agreement, dated April 1, 2016, between Alaska Air Group, Inc., Cyrus Aviation Holdings, LLC and Cyrus Capital Partners, L.P.

99.2	Press Release of Virgin America Inc. and Alaska Air Group, Inc. dated April 4, 2016

*	The schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Alaska Air Group hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.